Phone:    609-375-2850
www.PhytoMedical.com

Greg Wujek

PhytoMedical Technologies, Inc.

100 Overlook Drive

2nd  Floor

Princeton, NJ 08540

News Release

A Senior Cancer Researcher Joins PhytoMedical on Heels of Company’s Successful Preclinical Study on Human Brain Cancer

PhytoMedical’s compound for difficult-to-treat human brain cancer shows case of significantly enhanced chemotherapeutic effects on human glioblastoma xenografts.

Princeton, NJ – February  26, 2009 - PhytoMedical Technologies, Inc. (OTCBB: PYTO) (FWB: ET6), today announced the appointment of Li-Xi Yang, MD, PhD, an experienced scientist on the development of anti-cancer compounds, to the Company’s Advisory Board.

Dr. Yang’s appointment follows PhytoMedical’s recently announced favorable outcomes from important toxicology and efficacy studies of the Company’s anti-cancer compound for brain cancer.  In recent in vivo tests where human glioblastoma xenografts were treated with PhytoMedical’s compounds, researchers reported:

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A significant reduction in tumor size in all cases;

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Prolonged lifespan of 46%-plus for the treated group versus the control group;

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Notably enhanced chemotherapeutic effect of the compound; and

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“Tumor cured” in one of the specimens with the deadly glioblastoma cancer.

Researchers also surmised that PhytoMedical’s anti-cancer compound may “…have its selectivity in killing SF295 human glioblastoma cells.”  In contrast, broad anti-cancer treatments may be less effective and carry greater risks and side-effects than compounds with the key ability to selectively target and kill specific cancer cells -- an important consideration for the treatment of cancers in vital organs such as the brain, where glioblastoma is exhibited.

Glioblastoma is the most common and aggressive form of brain cancer, and is often highly-resistant to chemotherapy and other conventional treatments -- there is no known cure.  Surgical removal, such as complete resection of the tumor, in combination with the most current and aggressive treatments continues to result in low survival rates.

“The median survival time for glioblastoma patients without treatment is as low as 3 months, with only 1 in 20 surviving beyond 36 months,” explained Mr. Greg Wujek, President and CEO of PhytoMedical Technologies, Inc.  “With such devastatingly low survival rates and no currently available cure, there’s an urgent need to rapidly develop new, effective glioblastoma brain cancer treatments -- PhytoMedical’s immediate drug development focus.

“I am confident that the addition of Dr. Yang to our experienced panel of Advisors will be of particular help in our efforts to advance the development of our promising anti-cancer compounds.  Dr. Yang’s solid knowledge of pharmaceutical compound development and successful experience in navigating through the pharmaceutical approval process are important skills he brings to our team.  I welcome Dr. Yang and look forward to working closely with him.”

Li-Xi Yang, MD, PhD:  An Experienced Cancer Researcher

Dr. Li Xi Yang has more than 25 years of experience in the fields of cancer research, credited with many patents on anticancer compounds and publications in peer-reviewed journals.  Dr. Yang completed his Postdoctoral Fellowship at Dartmouth Medical School, where he received his PhD in Pharmacology and Toxicology.  He currently serves as Director of Radiation Oncology Residency Education and Senior Scientist at California Pacific Medical Center Research Institute.  Dr. Yang also serves as Director of Academic Research at St. Mary’s Medical Center, San Francisco, CA.  Dr. Li Xi Yang is an active member of several professional committees, including: Graduate Medical Education Committee, Institutional Review Board, and Institutional Animal Care and Use Committee.

About PhytoMedical Technologies, Inc.

PhytoMedical Technologies, Inc. (OTCBB: PYTO; Frankfurt Stock Exchange: ET6), together with its wholly owned subsidiaries, is a pharmaceutical company focused on research, development and commercialization of pharmaceutical products.

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No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our ongoing research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that PhytoMedical will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.   Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.